UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2024

Morgan Stanley Direct Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MSDL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 20, 2024, the Board of Directors (the “Board”) of Morgan Stanley Direct Lending Fund (the “Company”) appointed Michael Occi, age 40, as President of the Company effective as of January 1, 2025.

Jeffrey S. Levin, who has served as the Company’s President since 2019, will relinquish such position effective upon Mr. Occi’s appointment. Mr. Levin will continue to serve as the Company’s Chief Executive Officer.

Michael Occi was also appointed as the President for each of North Haven Private Income Fund LLC, North Haven Private Income Fund A LLC, T Series Middle Market Loan Fund LLC, LGAM Private Credit LLC, and SL Investment Fund II LLC, each a business development company that has the same investment adviser as the Company, effective as of January 1, 2025. Prior to his appointment as President, Mr. Occi also served as Chief Administrative Officer of the Company since January 2023 and will relinquish such position effective upon his appointment as President. Mr. Occi has been a Managing Director of Morgan Stanley Investment Management since April 2022. Mr. Occi joined Morgan Stanley in 2006. Prior to joining Morgan Stanley Investment Management, Mr. Occi served as Head of Financial Institutions Equity Capital Markets between May 2019 and April 2022. Previously, Mr. Occi held a variety of other roles within Equity Capital Markets as well as in the financial institutions coverage area in Fixed Income Capital Markets and in the Investment Banking Division. Mr. Occi graduated magna cum laude from Georgetown University, with a BA in Finance and Accounting.

Mr. Occi has no family relationships with any current director, executive officer, or person nominated to become a director or executive officer of the Company, and there are no transactions or proposed transactions to which the Company is a party, or intended to be a party, in which Mr. Occi has, or will have, a material interest that are subject to disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2024	MORGAN STANLEY DIRECT LENDING FUND

	By:	/s/ Orit Mizrachi
Orit Mizrachi
Chief Operating Officer